Other non-current assets	12 Months Ended
Oct. 31, 2019
Other non-current assets [Abstract]
Other non-current assets
14 Other non-current assets

	October 31, 2019	October 31, 2018
	$m	$m
Employee benefit deposit	33.4	31.1
Long-term rent deposits	4.9	4.1
Long-term prepaid expenses	4.5	2.9
Other	1.2	0.7
	44.0	38.8

Employee benefit deposits are held in Germany ($16.4m), Israel ($11.9m), Italy ($2.4m) and the Netherlands ($2.7m) (October 31, 2018: Germany $15.4m, Israel $10.2m, Italy $2.7m and the Netherlands $2.8m). Employers in Germany, Italy and Israel are required by law to maintain funds to satisfy certain employee benefit liabilities, including free time off and compensation for involuntary termination of employment. These investment-based deposits are managed by third parties and the carrying values are marked-to-market based on third-party investment reports. In addition, a cash deposit was held in the Netherlands on behalf of certain employees to cover legacy employment subsistence benefits.